UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 4.01 Changes in Registrant's Certifying Accountant

(a) The Audit Committee (the "Committee") of the Board of Directors of Better For You Wellness, Inc. (the "Company") recently conducted a competitive selection process to determine the Company's independent registered public accounting firm for the fiscal year ending February 28, 2023. The Committee evaluated several public accounting firms in this process, including BF Borgers CPA PC ("BF Borgers"), the Company's independent registered public accounting firm for the fiscal year ended February 28, 2022. As a result of this process, the Committee approved the appointment of GBQ Partners LLC ("GBQ") as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2023. This action effectively dismissed BF Borgers as the Company's independent registered public accounting firm as of August 31, 2022.

The reports of BF Borgers on the Company's consolidated financial statements for the fiscal years ended February 28, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's consolidated financial statements for the fiscal years ended February 28, 2022 and 2021, and in the subsequent interim periods through August 31, 2022, there were no disagreements with BF Borgers on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of BF Borgers, would have caused BF Borgers to make reference to the matter in their reports. There were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two fiscal years ended February 28, 2022 and 2021, or in the subsequent periods through August 31, 2022.

The Company has provided a copy of the foregoing disclosures to BF Borgers and requested that BF Borgers furnish it with a letter addressed to the Securities and Exchange Commission stating whether BF Borgers agrees with the above statements. A copy of BF Borgers' letter, dated August 31, 2022, is filed as Exhibit 16.1 to this Form 8-K.

(b) During the two most recent fiscal years and in the subsequent interim periods through August 31, 2022, the Company has not consulted with GBQ with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company's consolidated financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

16.1	Letter from BF Borgers to the Securities and Exchange Commission dated August 31, 2022
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.

Dated: August 31, 2022	/s/ Ian James
Ian James
Chief Executive Officer